UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 3, 2024, Intrusion Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with Streeterville Capital, LLC (“Streeterville”), which was approved by shareholders at the annual meeting on August 27, 2024. Pursuant to the SEPA, the Company has the right, but not the obligation, to sell to Streeterville up to $10 million of shares of common stock, par value $0.01 per share (“Advance Shares”), at the Company’s request any time during the commitment period commencing on July 3, 2024 (the “Effective Date”) and terminating on 24-month anniversary of the Effective Date.

On March 17, 2025, the Company filed a prospectus supplement relating to the issuance and sale of up to $7.9 million of the Advance Shares that the Company may issue from time to time, in one or more transactions in amounts, at prices, and on terms that will be determined at the time these securities are offered pursuant to the SEPA. A complete description of the rights and obligations of the parties to the SEPA are set forth in the Prospectus Supplement (to the Prospectus dated February 10, 2025) filed pursuant to Rule 424(b)(5) on March 17, 2025.

Intrusion has no immediate plans to draw upon the SEPA.

The legal opinion of the Company’s counsel regarding the validity of $7.9 million of the Advance Shares that may be issued pursuant to the Agreement is filed herewith as Exhibit 5.1.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to a privately-negotiated agreement dated March 13, 2025, the Company agreed to exchange $150,000 aggregate principal amount of that certain Promissory Note #1, dated March 10, 2022, in the original principal amount of $5,350,000.00, by and between Streeterville Capital, LLC, a Utah limited liability company, and the Company for an aggregate of 153,295 shares of its common stock. The issuance of such shares is pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Anthony, Linder & Cacomanolis, PLLC
23.1	Consent of Anthony, Linder & Cacomanolis, PLLC (included in Exhibit 5.1)
99.1	Exchange Agreement, dated March 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: March 17, 2025	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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